STERLING CAPITAL CORPORATION
                   Report for the Year Ended December 31, 1998






                                    OFFICERS

Walter Scheuer ...........................   Chairman of the Board of Directors
Wayne S. Reisner .........................   President
Richard Kaufman ..........................   Executive Vice President
Michael Carey ............................   Treasurer


                                    DIRECTORS

  Jay Eliasberg                                                 Nathan Kingsley
  Arthur P. Floor                                               Archer Scherl
                                 Walter Scheuer


  Transfer Agent and Registrar                                 Custodian

 Registrar and Transfer Company                             Citibank, N.A.
      10 Commerce Drive                                      120 Broadway
   Cranford, New Jersey 07016                         New York, New York  10271

              Auditors                                      General Counsel

  Stavisky Knittle Tocci                                     Skadden, Arps,
     & Goldstein LLP                                   Slate, Meagher & Flom
   342 Madison Avenue                                      919 Third Avenue
 New York, New York 10173                              New York, New York 10022

                         STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022


February 23, 1999


To our Shareholders:

         Fueled by three interest rate reductions by the Federal Reserve and a subsequent acceleration in the pace of economic growth, equity prices increased 20% in the final three months of 1998. The year end rally enabled both the Dow Jones Industrial Average and S&P 500 to record above average rates of gain for the year of 16.1% and 26.7%, respectively. However, the performance divergence among stocks was the widest ever with a few large capitalization and certain technology stocks posting very large gains, but the majority of stocks not participating. Although the capitalization weighted S&P 500 index increased sharply, it is significant to note that 60% of all NYSE and NASDAQ stocks experienced price declines for the year. The S&P Small Cap index and the Russell 2000 index both recorded losses in 1998 and thus demonstrated the lack of participation by companies with smaller capitalizations. In short, performance for the average stock was much more subdued than the most widely followed indices would indicate.

         The pace of economic activity in the second half of the year well exceeded most forecasts. Real GDP growth of 5.6% in the fourth quarter was particularly strong and nearly twice the rate expected by most economists.
Although industries dependent on exports and producers of commodities did experience weaker demand during the past year, economic problems in other parts of the world did not adversely impact the U.S. economy to the degree anticipated. The consumer sector, which accounts for 2/3 of the economy, was strong as favorable employment conditions and lower interest rates led to increased spending. The wealth effect from rising prices in the financial markets is also believed to have contributed to an increase in consumer confidence and spending plans. With the unemployment rate at a twenty-eight year low of 4.3% and wages rising, it appears unlikely that the consumer will reduce spending in the near term. Capital spending has also contributed to recent economic growth as companies increase purchases of productivity enhancing equipment in order to remain competitive.

         Despite the strength in the economy, inflation has remained remarkably low. The Consumer Price Index at 1.6% in 1998 was at a twelve year low and the Producer Price Index recorded a decline for the year. Although we expect energy prices to increase at some point in 1999 following the sharp declines last year and wages are likely to show an upward bias, the continued gains in productivity combined with excess capacity worldwide for many goods and services should prevent inflation from sharply accelerating in the near term.

         Corporate profit growth was modestly positive in 1998 but did not meet expectations. This is an important concern to investors since equity valuations are already high and earnings growth is needed to justify price appreciation from current levels. Moreover, corporate profits are key to capital spending and hiring plans both of which are vital to economic growth. If earnings do not show greater progress in 1999, we believe the equity market will be vulnerable to a meaningful decline.

         To summarize, we would note that (1) the economy is entering its ninth year of expansion without showing any serious signs of deterioration, (2) inflation and interest rates may increase somewhat in 1999 but should still provide a favorable backdrop for equities, and (3) corporate profits, which have been sluggish, need to improve in order for economic growth and equity price appreciation to continue. Our strategy within the equity market is to take advantage of the current wide disparities in valuation among stocks. We continue to purchase companies that are selling at significant discounts to private market value. We have also maintained relatively large holdings in the financial services and the telecommunications industries where long-term earnings prospects are favorable and trends toward consolidation should benefit stock performance. Our holdings in real estate investment trusts, while not performing well in 1998, showed solid earnings progress and continue to offer compelling value.

         We enclose a report of our Corporation's operations for the year ended December 31, 1998. The net asset value per share of the Corporation's Common Stock as at December 31, 1998 was $8.48, as compared with its net asset value at December 31, 1997 of $8.13 per share, in both instances giving effect to the Corporation's distributions to shareholders of $.0497 per share paid on September 11, 1998 to shareholders of record at the close of business on August 28, 1998, and $.04 per share paid on January 22, 1999 to shareholders of record at the close of business on December 30, 1998. As at February 19, 1999 the unaudited net asset value per share was approximately $8.38.

         As at December 31, 1998 and February 19, 1999 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $5.625 and $5.50, respectively. Thus, as at December 31, 1998 and February 19, 1999 the market price for the Corporation's shares represented discounts of approximately 34% from the Corporation's net asset values at such dates.

         Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Since January 1, 1998 certain of the Corporation's officers and directors and their associates have purchased an aggregate of 13,400 shares of the Corporation's capital stock. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,950,196 shares (78.0% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.




Very truly yours,



/s/Wayne S. Reisner
-------------------
Wayne S. Reisner
President

                          Independent Auditor's Report




To the Shareholders and Board of Directors of Sterling Capital Corporation:


         We have audited the statement of assets and liabilities of Sterling Capital Corporation, including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sterling Capital Corporation as of December 31, 1998, the results of its operations for the year then ended, the changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.






/s/STAVISKY KNITTLE TOCCI & GOLDSTEIN LLP
-----------------------------------------
STAVISKY KNITTLE TOCCI & GOLDSTEIN LLP


New York, N.Y.
February 23, 1999

                          STERLING CAPITAL CORPORATION
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


                                                       Number of     Market Value
                                                        Shares          (Note A)
                                                       ---------      ----------
Common and Preferred Stocks -  68.10%
Financial Services  - 15.92%
 Mellon Bank Corp. ............................          12,000       $  825,000
 Chase Manhattan Corp. ........................          10,000          710,000
 MBIA, Inc. ...................................           6,000          393,375
 American Express Co. .........................           3,000          307,500
 Citigroup Inc. ...............................           5,000          248,438
 Fleet Financial Group ........................           5,000          223,438
 PNC Bank Corp. ...............................           4,000          216,000
 Equitable Cos Inc. ...........................           3,500          202,562
 Conseco Financing Trust Pfd. .................           5,000          127,500
 Amerus Life Holdings 7 % Pfd .................           5,000          120,625
                                                                      ----------
                                                                      $3,374,438
                                                                      ----------

Real Estate and
Real Estate Investment Trusts - 13.89%
 Camden Property Trust ........................          22,690       $  589,940
 Chateau Communities, Inc. ....................          15,630          458,154
 Amli Residential Properties Trust ............          18,000          400,500
 Equity Residential Properties Trust ..........           7,950          320,484
 Catellus Development Corp. * .................          17,500          250,469
 Equity Office Properties Trust ...............          10,000          240,000
 Felcor Lodging Trust Inc. ....................          10,000          230,000
 St. Joe Co. ..................................           9,000          210,938
 Equity Residential Properties Trust Pfd C ....           5,000          129,375
 CarrAmerica Realty Trust 8.55% Pfd C .........           5,000          111,562
 Merry Land Properties Inc. * .................             750            2,719
                                                                      ----------
                                                                      $2,944,141
                                                                      ----------

         *  Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 1998

                                                       Number of     Market Value
                                                        Shares          (Note A)
                                                        ------          --------
Telecommunication and Media - 11.58%
 BCE, Inc. ....................................          15,000       $  569,063
 SBC Communications Inc. ......................          10,000          536,250
 Viacom Inc. Cl A * ...........................           5,000          367,813
 GTE Corp. ....................................           5,000          325,000
 Tele-Communications Inc. Liberty Media A * ...           5,800          267,163
 Airtouch Communications Inc.* ................           3,000          217,313
 Tribune Co. "TLC" Decs .......................           4,000           98,500
 Telebras - Sponsored ADR .....................           1,000           72,688
                                                                      ----------
                                                                      $2,453,790
                                                                      ----------

Technology -  8.76%
 Parkervision Inc. * ..........................          33,000       $  775,500
 Avnet, Inc. ..................................           5,000          302,500
 Philips Electronics NV Holdings ..............           4,000          270,750
 Electronics for Imaging, Inc. * ..............           5,000          200,000
 Sun Microsystems, Inc. * .....................           2,000          171,250
 Seagate Technology * .........................           4,500          136,125
                                                                      ----------
                                                                      $1,856,125
                                                                      ----------

Healthcare - 4.01%
 Rhone Poulenc S.A. ADR .......................           5,886       $  295,771
 Health Care Property Invs Inc. ...............           9,000          276,750
 Pharmacia & Upjohn, Inc. .....................           3,000          169,875
 Nationwide Health Property Inc. ..............           5,000          107,812
 Matria Healthcare, Inc. * ....................              40              115
                                                                      ----------
                                                                      $  850,323
                                                                      ----------
Office Equipment and Services - 3.45%
 Xerox Corp. ..................................           3,000       $  354,000
 Norrell Corp. ................................          15,000          221,250
 OfficeMax Inc. * .............................           7,500           91,875
 Ikon Office Solutions ........................           7,500           64,219
                                                                      ----------
                                                                      $  731,344
                                                                      ----------

         *  Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 1998

                                                         Number of   Market Value
                                                          Shares        (Note A)
                                                          ------        --------
Consumer Goods - 2.77%
 Kimberly-Clark Corp. ............................          7,000       $381,500
 American Greetings Cl A .........................          5,000        205,312
                                                                        --------
                                                                        $586,812
                                                                        --------

Transportation Services - 2.64%
 KLM Royal Dutch Airlines ........................         10,000       $300,000
 Ryder System Inc. ...............................         10,000        260,000
                                                                        --------
                                                                        $560,000
                                                                        --------

Retail - 1.69%
 J C Penney Co., Inc. ............................          4,000       $187,500
Cole National Corp. * ............................         10,000        171,250
                                                                        --------
                                                                        $358,750
                                                                        --------

Automotive and Automotive Products - 1.38%
 Ford Motor Co. ..................................          5,000       $293,437
                                                                        --------

Energy & Related Services - 0.80%
 ENSCO Intl Inc ..................................          8,000       $ 85,500
 Occidental Petroleum Corp. ......................          5,000         84,375
                                                                        --------
                                                                        $169,875
                                                                        --------

Industrial Products - 0.58%
 York International Corp. ........................          3,000       $122,437
                                                                        --------

          *  Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 1998

                                                       Number of   Market Value
                                                        Shares         (Note A)
                                                        ------         --------
Chemicals - 0.35%
Rhodia S.A. - Sponsored ADR * ..............              5,000     $    75,000
                                                                    -----------

Miscellaneous Securities - 0.28%
 Technology General Corp. *  **  ...........            292,600     $    58,520
                                                                    -----------

Total common and preferred stocks  (cost $10,023,915)               $14,434,992
                                                                    -----------


*  Non-income producing security



** Investment in a company representing 5% or more of such company's outstanding voting securities (such company is defined as an "affiliated company" in Section 2(a)(2) of the Investment Company Act of 1940, as amended). This investment was purchased on February 7, 1969 at a cost of $266,000 and is valued at the average of the bid and ask prices in the over-the-counter market on December 31, 1998.


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 1998


                                                     Principal      Market Value
                                                      Amount           (Note A)
                                                      ------           --------
Commercial Paper - 7.08%
 Ford Motor Credit Co. .......................
  5.35% due 1/6/1999 .........................      $   500,000      $   500,000
 Ford Motor Credit Co. .......................
  6% due 1/8/1999 ............................          250,000          250,000
 General Motors Acceptance Corporation
  6% due 1/8/1999 ............................          750,000          750,000
                                                                     -----------
Total Commercial Paper (cost $1,500,000) .....                       $ 1,500,000
                                                                     -----------

Corporate Bonds and Notes - 2.05%
 Stop and Shop Companies 9.75%
  senior subordinated note due 2/1/2002 ......      $   150,000      $   166,500
 Caesar's World 8.875% senior
  subordinated note due 8/15/2002 ............          200,000          201,000
 Danka Business Systems 6.75%
   convertible corporate bond due 4/1/2002 ...          200,000           66,000
                                                                     -----------
Total corporate bonds and notes
      (cost $543,875) ........................                       $   433,500
                                                                     -----------

U.S. Government Obligations - 5.93%
 U.S. Treasury Note 5.5% due 2/28/1999 .......      $   500,000      $   500,625
 U.S. Treasury Note 6.25% due 3/31/1999 ......          250,000          250,938
 U.S. Treasury Note 6% due 8/15/1999 .........          250,000          252,031
 U.S. Treasury Note 6% due 10/15/1999 ........          250,000          252,578
                                                                     -----------
Total U.S. Government Obligations
        (cost $1,242,184) ....................                       $ 1,256,172
                                                                     -----------


Total Investments (cost $13,309,974) .........                       $17,624,664
                                                                     ===========

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                              CALL OPTIONS WRITTEN
                                December 31, 1998


                                                                   Number of          Market Value
                                                                  Contracts             (Note A)
                                                                  ---------             --------
Description/Expiration Date/Exercise Price
         Electronics for Imaging Inc/January 1999/ $45
         (sales proceeds $6,197) .......................              25                $ 1,093
         Sun Microsystems Inc/January 1999/ $65
         (sales proceeds $6,687) .......................              20                 41,500
                                                                                        -------
         Total Call Options written
                  (sales proceeds $12,884) .............                                $42,593
                                                                                        =======




         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1998


                                     ASSETS

Investment in securities, at value
    (identified cost $13,309,974) (Note A) ...................     $ 17,624,664
Cash .........................................................        3,451,921
Investment in real estate (cost $100,000) ....................           50,000
Receivables:
    Dividends and interest ...................................           90,396
    Other ....................................................           40,704
Deposits with brokers for covered
    call options written (Note C) ............................          107,741
Prepaid Pension Cost .........................................           12,090
Prepaid Insurance ............................................            6,125
                                                                   ------------
Total assets .................................................     $ 21,383,641
                                                                   ------------

                          LIABILITIES

Distribution payable to shareholders .........................     $    100,000
Covered call options written, at value
(premiums received $12,884) ..................................           42,593
Payables:
    Accrued expenses and other liabilities ...................           47,399
                                                                   ------------

Total liabilities ............................................     $    189,992
                                                                   ------------

                          NET ASSETS

Common Stock, authorized 10,000,000 shares,
    outstanding 2,500,000 shares, $1 par value each ..........     $  2,500,000
Paid in capital ..............................................       17,722,718
Excess of distributions over accumulated net investment loss .       (6,554,502)
Excess of net realized gain on investments over distributions         3,290,454
Unrealized appreciation of investments .......................        4,234,979
                                                                   ------------

Net assets ...................................................     $ 21,193,649
                                                                   ============

Net assets per outstanding share .............................     $       8.48
                                                                   ============

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 1998


Investment income and expenses:
    Dividends ................................................          $341,938
    Interest .................................................           281,106
    Other Income .............................................            11,468
                                                                        --------
Total income .................................................          $634,512
                                                                        --------

 Expenses (Notes D, E and F):
    Officers' salaries .......................................          $173,000
    Office salaries ..........................................            67,860
    Pension plan .............................................            48,533
    Directors' fees and expenses .............................            45,637
    Payroll taxes, fees and employee benefits ................            43,240
    Custodian fees and expenses ..............................            26,398
    Legal, audit and professional fees .......................            25,319
    Equipment rentals ........................................            25,186
    Transfer agent and registrar fees ........................            24,144
    Rent and Electric ........................................            21,937
    American Stock Exchange listing fee ......................             7,500
    Insurance ................................................             7,267
    Federal, state and local taxes ...........................             5,643
    Miscellaneous ............................................             5,134
                                                                        --------
      Total expenses .........................................          $526,798
                                                                        --------
Net investment income ........................................          $107,714
                                                                        --------

                                   (continued)



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                      For the year ended December 31, 1998



Net investment income (from previous page) ..................        $   107,714
                                                                     -----------

Net gain on investments  (Notes A and B):
    Realized gain from securities transactions:
      Proceeds from sales ...................................         11,581,969
      Cost of securities sold ...............................         11,476,452
                                                                     -----------
      Net realized gain .....................................            105,517
                                                                     -----------

    Unrealized appreciation of investments:
    Beginning of period .....................................          3,591,852
    End of period ...........................................          4,234,979
                                                                     -----------
    Net increase in unrealized appreciation .................            643,127
                                                                     -----------

Net realized and unrealized gain on investments .............            748,644
                                                                     -----------

Net increase in net assets resulting from operations ........        $   856,358
                                                                     ===========


         The accompanying notes are an integral part of these statements

                              STERLING CAPITAL CORPORATION
                           STATEMENT OF CHANGES IN NET ASSETS
                     For the years ended December 31, 1998 and 1997



                                                               Year ended
                                                     December 31,       December 31,
                                                        1998               1997
                                                     ------------      ------------
From investment activities:
  Net investment income ........................     $    107,714      $    189,081
  Net realized gain from securities transactions          105,517         2,060,216
  Net change in unrealized appreciation ........          643,127           145,140
                                                     ------------      ------------

Increase in net assets derived from
  investment activities ........................          856,358         2,394,437

Distributions to shareholders (Note G) .........         (224,250)       (2,217,500)

Net Assets:
  Beginning of year ............................       20,561,541        20,384,604
                                                     ------------      ------------

  End of year ..................................     $ 21,193,649      $ 20,561,541
                                                     ============      ============



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998

Note A - Significant Accounting Policies

         Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Corporate commercial paper is valued at cost, which approximates market value. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

         The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

         The Corporation for the fiscal year ending December 31, 1998 was a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income was "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. The Corporation did not have any undistributed personal holding company income for the year ended December 31, 1998. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998

(3) Securities Transactions

         Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

         Dividends to shareholders are recorded on the dividend declaration date.

5) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

         The following summarizes all securities transactions by the Corporation for the year ended December 31, 1998:

Purchases (excludes $3,000,000 of short term corporate commercial paper) .......     $ 7,398,720
Sales (excludes $4,050,000 of short term corporate commercial paper
            and $745,778 of U.S. Government Obligations) .......................     $10,759,131

         Net realized and unrealized gain on investments for the year ended December 31, 1998 was $748,644. This amount represents the net increase in value of investments held during the period. The components are as follows:


                  Long transactions ..........     $ 762,780
                  Covered call options written       (14,136)
                                                   ---------
                  Net gain on investments ....     $ 748,644
                                                   =========

         As  of  December   31,  1998,   gross   unrealized   appreciation   and
(depreciation) were as follows:

                 Unrealized appreciation ..................        $5,085,979
                 Unrealized depreciation ...................         (851,000)
                                                                   -----------
                 Net unrealized appreciation .............         $4,234,979
                                                                   ==========

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998

Note C - Call Options Written

         As of December 31, 1998, $107,741 was held in escrow by a broker in connection with covered call options written.

Note D - Rent

         The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual expense for this space is approximately $21,000.

Note E - Other Transactions with Affiliates

         Aggregate remuneration paid or accrued by the Corporation for the year ended December 31, 1998 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

              Officers' salaries .................................      $173,000
              Amount paid or accrued under Pension Plan ..........        29,576
              Directors' fees ....................................        44,500

         Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note D above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the year ended December 31, 1998, Mr. Scheuer and the Corporation paid or accrued approximately $531,000 and $97,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note F - Pension Plan

         The Corporation has a defined benefit pension plan covering substantially all of its employees', other than Union employees and part-time employees. The benefits are based on years of service and the employee's compensation. The Corporation's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998

         The following tables provide a reconciliation of the changes in the plan's benefit obligations, fair value of assets, and a statement of the funded status for the year ended December 31, 1998:

Change in Benefit Obligation
   Benefit Obligation at Beginning of Year .................          $ 376,153
   Service Cost ............................................             31,474
   Interest Cost ...........................................             23,714
   Actuarial Loss ..........................................             17,691
                                                                      ---------
   Benefit Obligation at End of Year .......................          $ 449,032
                                                                      =========

Change in Plan Assets
   Fair Value at Beginning of Year .........................          $ 291,767
   Actual Return on Plan Assets ............................             29,175
   Employer Contributions ..................................             25,815
                                                                      ---------
   Fair Value at End of Year ...............................          $ 346,757
                                                                      =========
Funded Status
   Unfunded Status of the Plan .............................          $(102,275)
   Unrecognized Net Actuarial Gain .........................            (25,243)
   Unrecognized Prior Service Costs ........................             39,978
   Unrecognized Transition Obligation ......................             99,630
                                                                      ---------
   Prepaid Benefit Cost ....................................          $  12,090
                                                                      =========

The following table provides amounts recognized in the balance sheet as of December 31, 1998:

Prepaid Benefit Cost ....................................                $12,090
                                                                         -------
Net Amount Recognized ...................................                $12,090
                                                                         =======

The components of net pension costs are as follows:

Service Cost ................................................          $ 31,474
Interest Cost ...............................................            23,714
Expected Return on Plan Assets ..............................           (29,175)
Amortization of Unrecognized Transition Assets ..............             5,244
Prior Service Costs Recognized ..............................             2,352
Recognized Net Actuarial Gain ...............................             4,371
                                                                       --------
Net Periodic Pension Cost ...................................          $ 37,980
                                                                       ========

         The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 6.0% and 3.0% respectively. The expected long-term rate of return on assets was 8.0%.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998

   Note G- Distributions to Shareholders

         On September 11, 1998 the Corporation paid a cash distribution of $.0497 per share to shareholders of record at the close of business on August 28, 1998. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 1997 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to calendar year shareholders in 1998 even though the distribution represented net capital gains and "investment company taxable income" realized by the Corporation during 1997. The Board of Directors determined that of the aggregate amount of the distribution ($124,250), $52,516 be considered a charge on the Corporation's books against net investment income and $71,734 be considered a charge on the Corporations books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

         On January 22, 1999 the Corporation paid a cash distribution of $.04 per share to shareholders of record at the close of business on December 30, 1998. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 1998 even though the distribution was paid to shareholders in 1999. The Board of Directors determined that of the aggregate amount of the distribution ($100,000), $65,000 be considered a charge on the Corporation's books against net investment income and $35,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

Note H - Year 2000 Readiness Disclosure

         The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue and is developing and implementing a plan to resolve this issue. The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or miscalculations. The Company presently believes that with modifications to existing software and conversions to new software, the Year 2000 problem will not pose significant operational problems for the Company's computer systems as so modified and converted. However, if such modifications and conversions are not completed timely, the Year 2000 problem may have a material impact on the operations of the Company.

                          STERLING CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding throughout each year:

                                                                        Year Ended December 31
                                                        ----------------------------------------------------
                                                         1998        1997        1996       1995        1994
                                                         ----        ----        ----       ----        ----
Investment income ..........................             $.26        $.30        $.27       $.39        $.38
Expenses ...................................              .21         .22         .21        .25         .28
                                                        -----       -----       -----      -----       -----
Net investment income ......................              .05         .08         .06        .14         .10

Distributions of net realized
capital gains ..............................             (.04)       (.82)       (.36)      (.53)          -

Distributions of net investment income .....             (.05)       (.06)       (.06)      (.15)       (.08)

Net realized gain (loss) and increase
(decrease) in unrealized appreciation.......              .30         .87        1.02       1.16        (.68)
                                                        -----       -----       -----      -----       -----

Net increase (decrease) in net asset value .              .26         .07         .66        .62        (.66)
Net asset value:
   Beginning of period .....................             8.22        8.15        7.49       6.87        7.53
                                                        -----       -----       -----      -----       -----

   End of period  ..........................            $8.48       $8.22       $8.15      $7.49       $6.87
                                                        =====       =====       =====      =====       =====

Ratio of expenses to average net assets ....              2.5%        2.6%        2.6%       3.4%        3.8%

Ratio of net investment income to
average net assets .........................               .5%         .9%         .8%       1.8%        1.3%

Portfolio turnover  ........................               41%         40%         57%        51%         77%

Number of shares outstanding at end
of year (in 000's)  ........................            2,500       2,500       2,500      2,500       2,500

